EQ ADVISORS TRUSTSM

Equitable Conservative Growth MF/ETF Portfolio

SUPPLEMENT DATED AUGUST 19, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED ON MAY 4, 2022

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented on May 4, 2022, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Supplement dated May 4, 2022, to the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

James Chen of Equitable Investment Management Group, LLC will not serve as a member of the team that is responsible for selecting the Underlying Portfolios and Underlying ETFs in which the Equitable Conservative Growth MF/ETF Portfolio invests. All references to James Chen in the Summary Prospectus, Prospectus and SAI, as supplemented on May 4, 2022, are deleted in their entirety as of that date.